Exhibit 99.1

Vestis Appoints Russell Tiejema as Chief Financial Officer and Reiterates Fiscal Full-Year 2026 Financial Outlook

Experienced public company CFO brings more than 30 years of experience and a track record of driving operational and financial performance

ATLANTA – September 28, 2026 – Vestis Corporation (NYSE: VSTS) (“Vestis” or the “Company”), a leading provider of uniforms and workplace supplies, today announced the appointment of Russell Tiejema as Executive Vice President and Chief Financial Officer, effective September 28, 2026. Mr. Tiejema succeeds Adam K. Bowen, who has served as Interim Chief Financial Officer since December 16, 2025. To ensure a smooth transition, Mr. Bowen intends to remain with the Company through the end of October before pursuing his next chapter.

Mr. Tiejema is a proven public company leader with experience in operational finance, capital allocation, enterprise transformation and corporate development. He most recently served as Executive Vice President and Chief Financial Officer of US LBM, a leading distributor of specialty building materials in the United States. Prior to joining US LBM, Mr. Tiejema spent nearly nine years as Executive Vice President and Chief Financial Officer of Masonite International (NYSE: DOOR), a global manufacturer and distributor of interior and exterior doors, where he led the global finance organization through a period of significant growth for the company. At Masonite, his responsibilities included financial planning and analysis, treasury, tax, investor relations and internal audit, as well as corporate development, M&A and enterprise strategy.

“Russ joins Vestis at an exciting time as we continue to build on the momentum we’ve created across the business,” said Jim Barber, President and Chief Executive Officer. “With a strong track record of strengthening operational discipline, optimizing financial planning and driving performance, Russ will play an important role as we execute our strategic priorities and position Vestis for long-term profitable growth. I look forward to partnering with him as we continue advancing operational excellence, commercial excellence, and asset and network optimization across the organization.”

“I also want to thank Adam for his partnership and contributions to Vestis as Interim Chief Financial Officer,” added Mr. Barber. “His leadership helped advance our transformation priorities, including improving pricing execution, increasing free cash flow conversion to strengthen our balance sheet, and leading the successful outsourcing of our corporate support functions to create a more efficient and agile organization. We wish him continued success in his next chapter.”

Earlier in his career, Mr. Tiejema spent more than four years at Lennox International Inc. (NYSE: LII) where he held several finance leadership roles, including Vice President of Finance and Chief Financial Officer of Lennox Residential, the company’s largest reporting segment, and Vice President of Business Analysis and Planning. Mr. Tiejema began his career at General Motors, where he spent more than 20 years in various leadership roles across financial planning and analysis, investor relations and operational finance. Mr. Tiejema holds an MBA in Finance from Indiana University’s Kelley School of Business and a bachelor’s degree from Kettering University.

“I am excited to join Vestis and work alongside Jim and the leadership team as Vestis continues its strategic business transformation,” said Mr. Tiejema. “Vestis has made meaningful progress and has significant opportunity to continue driving long-term operational improvements that will enhance value for our customers and shareholders.”

Reaffirms Fiscal Year 2026 Outlook

Consistent with the update provided in its third quarter earnings release on August 11, 2026, the Company is reaffirming its outlook for its full fiscal year 2026.

The third quarter earnings release is available at the investor relations section of the Company’s website at www.vestis.com.

About Vestis™

Vestis is a leader in the B2B uniform and workplace supplies category. Vestis provides uniform services and workplace supplies to a broad range of North American customers from Fortune 500 companies to locally owned small businesses across a broad set of end sectors. The Company’s comprehensive service offering primarily includes a full-service uniform rental program, floor mats, towels, linens, managed restroom services, first aid supplies, and cleanroom and other specialty garment processing.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the securities laws. All statements that reflect our expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to discussions of future operations and financial performance and statements regarding our strategy for growth, future product development, regulatory approvals, competitive position and expenditures. In some cases, forward-looking statements can be identified by words such as “potential,” “outlook,” “guidance,” “anticipate,” “continue,” “estimate,” “expect,” “will,” and “believe,” and other words and terms of similar meaning or the negative versions of such words. Examples of forward-looking statements in this release include, but are not limited to, the information and statements under the heading “Reaffirms Fiscal Year 2026 Outlook”, and statements regarding our momentum, strategic priorities and potential for growth, expectations for progress against our transformation priorities, and our potential for future improvement and enhancement of customer and shareholder value. These forward-looking statements are subject to risks and uncertainties that may change at any time, and actual results or outcomes may differ materially from those that we expected. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict including, but not limited to: unfavorable macroeconomic conditions and geopolitical instability, including as a result of the military conflict among the United States, Israel and Iran, government shutdowns, inflationary pressures and higher interest rates; the failure to retain current customers, renew existing customer contracts and obtain new customer contracts, which could result in continued stock volatility and potential future goodwill impairment charges; competition in our industry; our ability to comply with certain financial ratios, tests and covenants in our credit agreement, including the Net Leverage Ratio; our significant indebtedness and ability to meet debt obligations and our reliance on an accounts receivable securitization facility; our ability to successfully execute or achieve the expected benefits of our business transformation and restructuring plan and other measures we may take in the future; increases in fuel and energy costs and other supply chain challenges and disruptions, including as a result of disruptions in international shipping through the Strait of Hormuz and the military conflicts in the Middle East and Ukraine; implementation of new or increased tariffs and ongoing changes in U.S. and foreign government trade policies, including potential modifications to existing trade agreements and retaliatory measures by foreign governments; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our support services contracts; a determination by our customers to reduce their outsourcing or use of preferred vendors; the outcome of legal proceedings to which we are or may become subject, including securities litigation claims that could result in significant legal expenses and settlement and damage awards; risks associated with suppliers from whom our products are sourced; challenge of contracts by our customers; currency risks and other risks associated with international operations, including compliance with a broad range of laws and regulations, including the United States Foreign Corrupt Practices Act; increases in labor costs or inability to hire and retain key or sufficient qualified personnel; continued or further unionization of our workforce; our expansion strategy and our ability to successfully integrate the businesses we acquire and costs and timing related thereto; natural disasters, global calamities, climate change, civil or political unrest, terrorist attacks, pandemics or other public health crises, and other adverse incidents; liability resulting from our participation in multiemployer-defined benefit pension plans; liability associated with noncompliance with applicable law or other governmental regulations; laws and governmental regulations including those relating to the environment, wage and hour and government contracting; unanticipated changes in tax law; new interpretations of or changes in the enforcement of the government regulatory framework; a cybersecurity incident or other disruptions in the availability of our computer systems or privacy breaches; stakeholder expectations relating to environmental, social and governance (“ESG”) considerations which may expose us to liabilities and other adverse effects on our business; any failure by Aramark to perform its obligations under the various separation agreements entered into in connection with the separation; and a determination by the IRS that the distribution or certain related transactions are taxable. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the Company’s filings with the Securities and Exchange Commission (“SEC”), including “Item 1A-Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in “Item 1A-Risk Factors” of Part II in subsequently-filed Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact
Stefan Neely
Vallum Advisors
615-844-6248
ir@vestis.com

Media Contact
Danielle Holcomb
470-716-0917
danielle.holcomb@vestis.com

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